SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

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                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


                                JUNE 23, 1998
                                Date of Report
                       (Date of earliest event reported)


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                        ADVANCED TISSUE SCIENCES, INC.
            (Exact name of registrant as specified in its charter)


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          Delaware                     0-016607               14-1701513
          --------                     --------               ----------
  (State or other jurisdictin        (Commission           (I.R.S. Employer
of incorporation or organization)     File No.)           Identification No.)


     10933 North Torrey Pines Road, La Jolla, California          92037
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           (Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code:  (619) 450-5730

Item 5.  Other Events

On June 23, 1998, Advanced Tissue Sciences, Inc. (the "Company") issued a press release reporting that a shareholder had filed a lawsuit against the Company and two of its officers in the United States District Court for the Southern District of California. The lawsuit alleges violations of the federal securities laws, and purports to seek damages on behalf of a class of shareholders who purchased Advanced Tissue Sciences, Inc. common stock during the period from January 13, 1997 through June 11, 1998. The Company believes that the lawsuit is without merit and intends to defend against it vigorously.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           ADVANCED TISSUE SCIENCES, INC.


Date:  June 24, 1998                       By:  /s/ Arthur J. Benvenuto
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                                              Arthur J. Benvenuto
                                              Chairman and
                                               Chief Executive Officer